UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under §240.14a-12

EYENOVIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

295 Madison Avenue, Suite 2400
New York, NY 10017
December 23, 2024
Dear Stockholder:
You are cordially invited to attend a special meeting (the “Special Meeting”) of stockholders of Eyenovia, Inc. (the “Company”), to be held in a virtual format only on January 21, 2025, at 10:00 a.m., Eastern Time.
We will hold the Special Meeting virtually via live audio webcast on the internet. We believe hosting a virtual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the Special Meeting. You may attend the Special Meeting online by registering at https://web.viewproxy.com/EYEN/2025SM. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will not be able to attend the Special Meeting in person.
Details regarding the Special Meeting, the business to be conducted at the Special Meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement. You may obtain additional information about the Company from documents we file with the Securities and Exchange Commission.
At the Special Meeting, we will ask stockholders to consider the following proposals:
1.
To approve a proposed amendment to the Eyenovia, Inc. Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, 0.0001 par value per share (the “common stock”), at a ratio of between 1:40 and 1:80 (the “Reverse Stock Split Amendment”);

2.
To approve an amendment to the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan (the “2018 Plan”) to reserve an additional 350,000 shares of the Company’s common stock, par value $0.0001 per share (the “common stock”) for issuance thereunder, which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendment is approved;

3.
To approve, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of up to an aggregate of 73,029,273 shares of common stock upon the exercise of the Purchase Warrants (as defined below) issued by the Company pursuant to the Purchase Agreements (as defined below); and

4.
To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 or 3.

The Board of Directors (the “Board”) recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Special Meeting.
We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, it is important that you cast your vote either virtually or by proxy. You may vote over the Internet as well as by telephone or by mail. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Sincerely,
Michael M. Rowe
Chief Executive Officer and President

295 Madison Avenue, Suite 2400
New York, NY 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Eyenovia, Inc.:
A Special Meeting of the stockholders of Eyenovia, Inc., a Delaware corporation (the “Corporation”), will be held in a virtual format only on Tuesday, January 21, 2025, at 10:00 a.m. Eastern Time for the purposes listed below.
PURPOSES:
1.   To approve a proposed amendment to the Eyenovia, Inc. Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 1:40 and 1:80;
2.   To approve an amendment to the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan to reserve an additional 350,000 shares of common stock for issuance thereunder, which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendment is approved;
3.   To approve, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of up to an aggregate of 73,029,273 shares of common stock upon the exercise of the Purchase Warrants issued by the Company pursuant to the Purchase Agreements; and
4.   To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 and 3.
WHO MAY VOTE:
You may vote if you were the record owner of the Corporation’s common stock at the close of business on December 9, 2024.
VIRTUAL MEETING:
The Special Meeting will be a virtual meeting via live audio webcast on the Internet. Stockholders who wish to attend the Special Meeting must pre-register at https://web.viewproxy.com/EYEN/2025SM by 11:59 p.m. Eastern Time, on January 20, 2025. You will receive an event passcode to attend the meeting, and a virtual control number to vote if proper documentation is provided. You may attend the Special Meeting online at the following website address: https://web.viewproxy.com/EYEN/2025SM and by entering the 11-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. You will not be able to attend the Special Meeting in person.
All stockholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
By Order of the Board of Directors,
Michael M. Rowe
Chief Executive Officer and President
New York, New York
December 23, 2024

Stockholders are requested to sign the enclosed proxy card and return it in the enclosed stamped envelope by return mail.
— OR —
Stockholders may also complete a proxy via the Internet or by telephone in accordance with the instructions listed on the proxy card.

295 Madison Avenue, Suite 2400
New York, NY 10017

PROXY STATEMENT FOR THE EYENOVIA, INC.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 21, 2025

This proxy statement, along with the accompanying Notice of the Special Meeting of Stockholders, contains information about the Special Meeting of Stockholders of Eyenovia, Inc., including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting at 9:00 a.m. Eastern Time, on January 21, 2025 in a virtual format at https://web.viewproxy.com/EYEN/2025SM.
In this proxy statement, we refer to Eyenovia, Inc. as “Eyenovia,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors (the “Board”) for use at the Special Meeting.
On or about December 23, 2024, we will mail to our stockholders Proxy Materials containing instructions on how to access our Proxy Statement and how to vote.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 21, 2025
This proxy statement is available for viewing, printing and downloading at https://web.viewproxy.com/EYEN/2025SM. To view these materials, please have your proxy card available.
Additionally, you can find a copy of our 2024 annual report on Form 10-K, as amended, which includes our financial statements, for the fiscal year ended December 31, 2023 on the website of the Securities and Exchange Commission, or the SEC, at https://www.sec.gov, or in the “Financials and Filings” section of the “Investor Relations” section on our website at https://www.Eyenovia.com. You may also obtain a printed copy of our annual report on Form 10-K, as amended, including our financial statements, free of charge, from us by sending a written request to: Attention: Secretary, Eyenovia, Inc., 295 Madison Avenue, Suite 2400, New York, New York 10017. Exhibits will be provided upon written request and payment of an appropriate processing fee.
IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
Only common stockholders of record as of the close of business on December 9, 2024 will be entitled to vote at the meeting and any adjournments or postponements thereof. As of that date, 111,425,129 shares of our common stock were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person, although the presence (without further action) of a stockholder at the Special Meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by either: (1) filing a written revocation with our Secretary at Eyenovia, Inc., 295 Madison Avenue, Suite 2400, New York, New York 10017; (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy; or (3) attending the meeting and voting by ballot at the Special Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
We will begin mailing our proxy materials, including the Notice of Special Meeting of Stockholders (the “Notice”), on or about December 23, 2024 to our stockholders of record and beneficial owners as of the close of business on December 9, 2024, the record date for the meeting. This Proxy Statement and the Notice contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the Proxy Card or Voter Instruction Card that you will receive in response to your request.
Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting.
We will host the Special Meeting live via the Internet. You will not be able to attend the meeting in person. Participation in and attendance at the Special Meeting is limited to stockholders as of the close of business on December 9, 2024. Such stockholders can listen to and participate in the Special Meeting live via the Internet at https://web.viewproxy.com/EYEN/2025SM. The webcast will begin at 10:00 AM EDT, on January 21, 2025. Online access will begin at 9:45 AM EDT, and we encourage you to access the Special Meeting prior to the start time.
A list of the stockholders entitled to vote at the Special Meeting may be examined at our principal executive offices in New York, NY during ordinary business hours for the 10-day period preceding the meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the meeting at the Special Meeting website.
To participate in the Special Meeting, you will need the 11-digit control number found on your Notice, your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Special Meeting. If you encounter difficulties accessing the virtual meeting, please email VirtualMeeting@viewproxy.com or call 866-612-8937. Additional information regarding the ability of stockholders to ask questions during the Special Meeting, related rules of conduct and other materials for the Special Meeting will be available at https://web.viewproxy.com/EYEN/2025SM.
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you have the right to virtually attend and vote at the meeting. To participate in the Special Meeting, you will need the 11-digit control number found on your Notice, your proxy card or the instructions that accompany your proxy materials.
If your shares are held in a brokerage account, bank, or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. In that case, the Notice or proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instructions included in the Notice or proxy materials. You also are invited to virtually attend and vote at the Special Meeting, and should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Special Meeting.
The representation virtually or by proxy of at least a majority of all shares of common stock issued, outstanding, and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.
If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record will have the authority to vote your unvoted shares only on such proposals even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.
The following sets forth the vote required to approve each proposal and how votes are counted:
Proposal 1: Reverse Stock Split	The affirmative votes of the majority of the shares voted at the Special Meeting by the holders of the shares of our common stock having voting power outstanding on the record date is required to approve the amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock. Since abstentions are not considered votes cast, they will have no effect on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.
Proposal 2: Approve Amendment to the 2018 Plan	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve the amendment to the 2018 Plan to reserve an additional 350,000 shares of common stock for issuance thereunder, which number would not be adjusted as a result of the Reverse Stock Split Amendment. Abstentions will have the same effect as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 3: Approve Potential Share Issuance	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve the potential issuance of up to an aggregate of 73,029,273 shares of common stock upon exercise of the Purchase Warrants issued by the Company pursuant to the Purchase Agreements. Abstentions will have the same effect as votes against this proposal.. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 4: Approve an Adjournment of the Special Meeting, if Necessary, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Proposals 1, 2 and 3	Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 and 3 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter. Abstentions will have the same effect as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.
The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results, if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Electronic Delivery of Future Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
If you are a stockholder of record, you can choose this option and save the Company the cost of producing and mailing these documents by going to https://www.equiniti.com, accessing your account information and following the instructions provided.
How Does the Board Recommend That I Vote on the Proposals?
The Board recommends that you vote as follows:
“FOR” the approval of the amendment to the Eyenovia, Inc. Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 1:40 and 1:80;
“FOR” the amendment to the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan to reserve an additional 350,000 shares of common stock for issuance thereunder, which number would not be adjusted as a result of the Reverse Stock Split Amendment, if such amendment is approved;
“FOR” the approval, for purposes of Nasdaq Listing Rule 5635(d), of the potential issuance of up to an aggregate of 73,029,273 shares of common stock upon exercise of the Purchase Warrants issued by the Company pursuant to the Purchase Agreements; and
“FOR” the adjournment of our Special Meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 and 3.
If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.
Why is the Company seeking approval for the reverse stock split?
On September 18, 2024, we received a letter from the staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) providing notification that, for the previous 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). We have 180 calendar days, or until March 17, 2025, to regain compliance with this requirement. In addition, on December 12, 2024, we received a letter from Nasdaq notifying us that, as of December 11, 2024, the common stock had a closing bid price of $0.10 or less for 10 consecutive trading days. As a result, Nasdaq has determined to delist our securities from The Nasdaq Capital Market. We have appealed Nasdaq's determination before a panel (the “Hearings Panel”). The hearing request will stay the suspension of the trading of our common stock pending the decision of the Hearings Panel. As of the date of this proxy statement, we had not regained compliance with this requirement, since the closing bid price of our securities has not been at least $1.00 per share for a minimum of ten consecutive business days. To cure these deficiencies, we intend to conduct the reverse stock split of our common stock for which we are seeking stockholder approval in this proxy statement. On December 11, 2024, the closing price of our common stock as reported on Nasdaq was $0.093 per share.
The Board has approved the reverse stock split as a potential means of increasing the share price of our common stock and may choose to implement it if other options are unavailable, undesirable, or insufficient. Our Board believes that maintaining our listing on The Nasdaq Capital Market may provide a broader market for our common stock and facilitate the use of our common stock in financing and other transactions. We expect the reverse stock split, if effected, to facilitate the continuation of such listing. We cannot assure you, however, that the reverse stock split, if effected, will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all. Although the reverse stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value.

If our stockholders approve this proposal, the Board in its sole discretion will determine whether to effect the reverse stock split. For more information, see “Proposal 1: Reverse Stock Split” contained elsewhere in this proxy statement.
What Are the Costs of Soliciting these Proxies?
We will pay all the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have engaged Alliance Advisors LLC (“Alliance”) to advise us on the solicitation of proxies and to manage the production and distribution of this proxy statement. We expect to pay Alliance approximately $45,000 for their services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 2, 2024, for (a) our directors, (b) our named executive officers, (c) our executive officers and directors as a group, and (d) each stockholder known to us to beneficially own more than five percent of our common stock.
The number of common shares “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes (1) any shares as to which the person or entity has sole or share voting power or investment power and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after December 2, 2024, including any shares that could be purchased by the exercise of options or warrants on or within 60 days after December 2, 2024. We deem shares of common stock that may be acquired by an individual or group within 60 days of December 2, 2024, pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Each stockholder’s percentage ownership is based on 100,425,129 shares of our common stock outstanding as of December 2, 2024 plus the number of shares of common stock that may be acquired by such stockholder upon the exercise of options or warrants that are exercisable on or within 60 days after December 2, 2024.
Unless otherwise indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated, the address of each stockholder is c/o Eyenovia, Inc., 295 Madison Avenue, Suite 2400, New York, New York 10017.
Name of Beneficial Owner	Number	Percentage
Directors and Named Executive Officers
Michael Rowe(1)	855,966	0.8%
John Gandolfo(2)	461,555	*
Bren Kern(3)	118,053	*
Tsontcho Ianchulev(4)	2,078,437	2.0%
Michael Geltzeiler(5)	48,613	*
Rachel Jacobson(6)	102,957	*
Charles E. Mather IV(7)	183,240	*
Ram Palanki(8).	90,322	*
Ellen Strahlman(9)	128,007	*
All directors and executive officers as a group (9 persons)(10)	3,838,901	7.1%
5% Stockholders:
Armistice Capital, LLC(11)	8,600,000	9.9%

*
Less than 1% of the outstanding shares of our common stock.

(1)
Includes (i) 109,998 shares of common stock and (ii) 745,968 shares of common stock underlying options that are exercisable within 60 days of December 2, 2024.

(2)
Includes (i) 8,000 shares of common stock and (ii) 453,555 shares of common stock underlying options that are exercisable within 60 days of December 2, 2024.

(3)
Includes (i) 2,500 shares of common stock and (ii) 115,553 shares of common stock underlying options that are exercisable within 60 days of December 2, 2024.

(4)
Includes (i) 309,895 shares of common stock, (ii) 1,055,495 shares of common stock underlying options that are exercisable within 60 days of December 2, 2024, (iii) 38,557 RSUs, (iv) 61,823 shares underlying warrants held by Dr. Ianchulev directly that are exercisable within 60 days of December 2, 2024, (v) 606,667 shares of common stock held by PME and (vi) 6,000 shares of common stock held by The Meliora Trust. Dr. Ianchulev is one of the two principal shareholders of PME and therefore may be deemed to have beneficial ownership of the shares of common stock held by PME. Dr. Ianchulev is a trustee and beneficiary of The Meliora Trust and therefore may be deemed to have beneficial ownership of the shares of common stock held by The Meliora Trust.
(5)
Includes (i) 19,814 RSUs that vest within 60 days of December 2, 2024, and (ii) 28,799 shares of common stock underlying options that are exercisable within 60 days of December 2, 2024.

(6)
Includes (i) 42,752 RSUs that vest within 60 days of December 2, 2024, and (ii) 60,205 shares of common stock underlying options that are exercisable within 60 days of December 2, 2024.

(7)
Includes (i) 29,000 shares of common stock, (ii) 65,785 RSUs that vest within 60 days of December 2, 2024, and (iii) 88,455 shares of common stock underlying options that are exercisable within 60 days of December 2, 2024.

(8)
Includes (i) 37,428 RSUs that vest within 60 days of December 2, 2024, and (ii) 52,895 shares of common stock underlying options that are exercisable within 60 days of December 2, 2024.

(9)
Includes (i) 37,685 shares of common stock, (ii) 37,428 RSUs that vest within 60 days of December 2, 2024, and (iii) 52,894 shares of common stock underlying options that are exercisable within 60 days of December 2, 2024.

(10)
See footnotes (1) through (9).

(11)
Based on information known to the Company and a Schedule 13G/A filed with the SEC on November 14, 2024 by Armistice Capital, LLC (“Armistice Capital”). Consists of 8,600,000 shares of common stock (the “Shares”) that are exercisable within 60 days of December 2, 2024. Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the Shares, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Company held by the Master Fund and thus may be deemed to beneficially own the securities of the Company held by the Master Fund. Steven Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Company held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Company directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. The address of Armistice Capital, LLC and Mr. Boyd is 510 Madison Avenue, 7th Floor, New York, New York, 10022.

PROPOSAL 1: REVERSE STOCK SPLIT
(Notice Item 1)
General
At the Special Meeting of Stockholders, holders of our common stock are being asked to approve the proposal that our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), be amended to effect a reverse stock split of the issued and outstanding shares of common stock (such split to combine a number of outstanding shares of our common stock between 1-for-40 to 1-for-80, such number consisting of only whole shares, into one (1) share of common stock). The full text of the proposed amendment to our Certificate of Incorporation is attached to this proxy statement as Appendix B.
If approved by the stockholders, the reverse stock split would become effective at a time, and at a ratio (within the range of ratios approved by the stockholders), to be designated by the Board. The Board may effect only one reverse stock split as a result of this authorization. The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and the continued listing requirements of The Nasdaq Capital Market. Even if the stockholders approve the reverse stock split, we reserve the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of us and our stockholders to effect the reverse stock split. The reverse stock split, if authorized pursuant to this resolution and if deemed by the Board to be in the best interests of us and our stockholders, will be effected, if at all, at a time that is not later than six months after the date of the Special Meeting.
As of the date of this proxy statement, we do not have any current arrangements or understandings relating to the issuance of any additional shares of common stock following the reverse stock split.
Purpose
Reverse Stock Split
The Board has approved the proposal authorizing the reverse stock split for the following reasons:
•
the Board believes that effecting the reverse stock split may be an effective means of regaining compliance with the bid price requirement for continued listing of our common stock on The Nasdaq Capital Market; and

•
the Board believes that a higher stock price may help generate investor interest in us, including interest among institutional investors.

If the reverse stock split successfully increases the per share price of our common stock and facilitates the continued listing of our common stock on The Nasdaq Capital Market, as to which no assurance can be given, the Board believes this increase may facilitate future financings, enhance our ability to transact with our securities and increase the appetite of third parties with whom we may be negotiating for purposes of evaluating potential strategic alternatives.
Nasdaq Requirements for Continued Listing
Our common stock is listed on The Nasdaq Capital Market under the symbol “EYEN.” One of the requirements for continued listing on Nasdaq is maintenance of a minimum closing bid price of $1.00. On December 11, 2024, the closing market price per share of our common stock was $0.093, as reported by Nasdaq.
On September 18, 2024, we received a letter from the staff (the “Staff”) of Nasdaq providing notification that, for the previous 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). We have 180 calendar days, or until March 17, 2025, to regain compliance. In addition, on December 12, 2024, we received a letter from Nasdaq notifying us that, as of December 11, 2024, the common stock had a closing bid price of $0.10 or less for 10 consecutive trading days. As a result, Nasdaq has determined to delist our securities from The Nasdaq Capital Market.

We have appealed Nasdaq’s determination before a panel (the “Hearings Panel”). The hearing request will stay the suspension of the trading of our common stock pending the decision of the Hearings Panel. As of the date of this proxy statement, we had not regained compliance with this listing requirement, since the closing bid price of our securities had not been at least $1.00 per share for a minimum of ten consecutive business days. To cure these deficiencies, we intend to conduct the reverse stock split of our common stock for which we are seeking stockholder approval in this proxy statement.
If we do proceed with the reverse stock split for which we are seeking stockholder approval in this proposal, we cannot assure you that our share price will comply with the requirements for continued listing of our common stock on The Nasdaq Capital Market in the future or that we will comply with the other continued listing requirements. If our common stock loses its status on The Nasdaq Capital Market, our common stock would likely trade in the over-the-counter market.
If our shares were to trade on the over-the-counter market, selling our common stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our common stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.
Such delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.
In light of the factors mentioned above, our Board approved the reverse stock split as a potential means of increasing the share price of our common stock above $1.00 per share and of maintaining the share price of our common stock above $1.00 per share in compliance with Nasdaq requirements.
Authorized Shares of Common Stock
We are currently authorized under our Certificate of Incorporation to issue up to a total of 306,000,000 shares of capital stock, comprised of 300,000,000 shares of common stock and 6,000,000 shares of preferred stock. The reverse stock split will not change the number of authorized shares of common stock or preferred stock, or the par value of the common stock or preferred stock.
Although the reverse stock split would not have any dilutive effect on our stockholders, a reverse stock split without a reduction in the number of shares of common stock authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. If our Board authorizes the issuance of additional shares subsequent to the reverse stock split described above, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the reverse stock split not been effected. Many stock issuances not involving equity compensation do not require stockholder approval, and our Board generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time.
Potential Increased Investor Interest
In approving the proposal authorizing the reverse stock split, the Board considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.
There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our common stock.

We cannot predict whether the reverse stock split will increase the market price for our common stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
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the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;

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the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

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our ability to conduct future financings will be enhanced; and

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the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Capital Market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.
Principal Effects of the Reverse Stock Split
If the stockholders approve the proposal to authorize the Board to implement the reverse stock split and the Board implements the reverse stock split, we will amend our Certificate of Incorporation by adding the following paragraph as the second paragraph of Section 4.1:
“Upon effectiveness of this Certificate of Amendment (the “Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that each [      ] ([      ]) shares of issued Common Stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued as a result of the reverse stock split. Instead, any stockholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of our Common Stock multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split. Notwithstanding the foregoing, the Corporation shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the reverse stock split or cash in lieu of fractional shares, if any, unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”
The reverse stock split will be effected simultaneously for all issued and outstanding shares of common stock, and the exchange ratio will be the same for all issued and outstanding shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that cash payments are made in lieu of fractional shares. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. Following the reverse stock split, our common stock will continue to be listed on The Nasdaq Capital Market, under the symbol “EYEN,” although it would receive a new CUSIP number.

By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including 40 and 80 into one (1) share. The certificate of amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of the Company and its stockholders. The Board will not implement any amendment providing for a different split ratio.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the reverse stock split is approved by our stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the reverse stock split to be implemented. We will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate effective time for the reverse stock split. The Board may delay effecting the reverse stock split, if at all, until a time that is not later than six months from the date of the Special Meeting, without re-soliciting stockholder approval. The reverse stock split will become effective on the date of filing of the certificate of amendment with the Secretary of State of the State of Delaware. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
Book-Entry Shares
If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our common stock owned in book-entry form.
Certificated Shares
As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Fractional Shares
No fractional shares will be issued in connection with the reverse stock split. Stockholders of record on the effective date of the split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will in lieu of a fractional share, be entitled upon surrender to the exchange agent of certificates representing such pre-split shares, if any, to receive payment in cash in lieu of any such resulting fractional shares of common stock as the post-reverse split amounts of common stock will be rounded down to the nearest full share. Such cash payment in lieu of a fractional share of common stock will be calculated by multiplying such fractional interest in one share of common stock by the closing trading price of our common stock on the trading day immediately preceding the effective date of the reverse stock split and rounded to the nearest cent. No fractional shares will be issued in connection with the reverse stock split.

Accounting Matters
The reverse stock split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. The stated capital component will be reduced, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net loss and net book value of our common stock will be increased because there will be fewer weighted average shares of common stock outstanding. Prior periods’ common stock and additional paid-in capital balances and net loss per share amounts will be restated to reflect the reverse stock split.
Effect on Par Value
The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001 per share.
No Going Private Transaction
Notwithstanding the anticipated decrease in the number of outstanding shares following the proposed reverse stock split, if effected, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.
Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti- takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the reverse stock split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.
No Dissenters’ Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.
Material United States Federal Income Tax Consequences of the Reverse Stock Split
The following describes certain material U.S. federal income tax considerations of a reverse stock split that would be expected to apply generally to U.S. Holders (as defined below) of our common stock. This description is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this section. No ruling from the U.S. Internal Revenue Service (“IRS”) has been or will be requested in connection with a reverse stock split.
No attempt has been made to comment on all U.S. federal income tax consequences of a reverse stock split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who are subject to the alternative minimum tax provisions of the Code; (iii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iv) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction,” “synthetic security,” integrated investment or any risk reduction strategy; (v) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (vi) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vii) who hold their shares through individual retirement or other tax-deferred accounts; (viii) whose shares constitute qualified small business stock within the meaning of Section 1202 of the Code; or (ix) who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar.
In addition, the following discussion does not address the tax consequences of a reverse stock split under state, local and foreign tax laws. The discussion assumes that for U.S. federal income tax purposes, a reverse stock split would not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as a reverse stock split, whether or not they are in connection with a reverse stock split.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of our common stock who is: (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States. or under the laws of the United States. or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF A REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF A REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.
Based on the assumptions above, a reverse stock split will be treated as a tax-free recapitalization for U.S. federal income tax purposes. Accordingly, if a reverse stock split is adopted:
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A U.S. Holder that receives a reduced number of shares of our common stock pursuant to such reverse stock split will not recognize any gain or loss, except with respect to the amount of cash (if any) received in respect of a fractional share;

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A U.S. Holder’s aggregate tax basis in such holder’s shares of common stock received in such reverse stock split will equal the aggregate tax basis of such stockholder’s shares of common stock held immediately before such reverse stock split, but not including the aggregate tax basis of shares surrendered in exchange for cash received in respect of a fractional share (if any);

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A U.S. Holder’s holding period of shares of our common stock received in such reverse stock split will include the holding period of the pre-reverse stock split shares exchanged therefor; and

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A U.S. Holder that receives cash in lieu of a fractional share of common stock generally will recognize gain or loss equal to the difference (if any) between the amount of cash received and the U.S. Holder’s tax basis in the shares of common stock surrendered therefor. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered in the reverse stock split exceeds one year at the effective time of the reverse stock split. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.

For purposes of determining the tax basis and holding period of shares of our common stock received in a reverse stock split, U.S. Holders that acquired different blocks of shares our common stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged in the reverse stock split.

Certain of our stockholders may be required to attach a statement to their tax returns for the year in which a reverse stock split is consummated that contains the information listed in applicable Treasury Regulations. All of our stockholders are advised to consult their own tax advisors with respect to the applicable reporting requirements.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect this amendments is approved by our stockholders at the Special Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.
Vote Required and Board’s Recommendation
Provided there is a quorum for the meeting, the affirmative votes of the majority of shares voted at the Special Meeting by the holders of our common stock having voting power outstanding on the Record Date is required to approve the amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock. Since abstentions are not considered votes cast, they will have no effect on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.
THE BOARD RECOMMENDS A VOTE TO AUTHORIZE THE BOARD IN ITS DISCRETION TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK BETWEEN 40 AND 80, SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE (1) SHARE OF OUR COMMON STOCK), PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2: APPROVAL of AN AMENDMENT TO THE 2018 PLAN
(Notice Item 2)
General
Our Board is requesting that our stockholders approve an amendment to the 2018 Plan, which amendment was approved by the Board on December 3, 2024, effective upon approval by our stockholders at the Special Meeting. If this proposal is approved, the number of shares authorized for issuance of awards under the 2018 Plan will be increased by 350,000 shares. This number of shares will not be adjusted as a result of the Reverse Stock Split Amendment, if such reverse stock split is approved and implemented, regardless of the reverse stock split ratio that is selected by the Board.
As of December 2, 2024, a total of 1,082,156 shares of our common stock remain available for issuance under the 2018 Plan; options to purchase a total of 4,795,509 shares of common stock remain outstanding; and restricted stock units (“RSUs”) for the issuance of a total of 610,650 shares of our common stock were outstanding. As of December 2, 2024, a total of 216,130 shares of our common stock have been issued upon the exercise of options and vesting of other equity awards granted under the 2018 Plan. If the Reverse Stock Split Amendment is approved and implemented, these share numbers will be adjusted by the reverse stock split. Subsequent to the implementation of the reverse stock split, 350,000 shares will be added to the 2018 Plan.
Reasons for Amendment of the Plan
Our Board, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2018 Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under the 2018 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2018 Plan is not sufficient for future granting needs. Our Board currently believes that if the amendment to the 2018 Plan is approved by stockholders, the shares available for issuance under the 2018 Plan will result in an adequate number of shares of common stock being available for future awards under the 2018 Plan for one additional year following the current year.
The Board unanimously approved the amendment to the 2018 Plan on December 3, 2024. As of December 2, 2024, 17 employees, eight consultants and six non-employee directors were eligible to participate in the 2018 Plan.
Vote Required and Board’s Recommendation
Provided there is a quorum for the meeting, approval of the amendment to the 2018 Plan requires the affirmative vote of a majority of the shares represented at the meeting which are entitled to vote on the proposal. Abstentions will have the same effect as a vote against this proposal. Under applicable exchange listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENT TO THE 2018 PLAN TO INCREASE BY 350,000 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
Summary of Material Features of the 2018 Plan, as Amended
Following is a summary of the principal features of the 2018 Plan, as amended, which assumes this Proposal 2 is approved by the Company’s stockholders. This summary is qualified in its entirety by reference to the text of the 2018 Plan, a copy of which is attached as Appendix C to this Proxy Statement.

Key Provisions
Following are the key provisions of the 2018 Plan, as amended:
Provisions of the 2018 Plan, as amended	Description
Share Reserve:
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Total of 6,700,000 shares of the Company’s common stock (to be adjusted by the Reverse Stock Split Amendment, if approved and implemented), increased by 350,000 shares.

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The reserved shares will be reduced (i) by one share for each share granted pursuant to awards awarded under the 2018 Plan, as amended, and (ii) to the extent cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, the Company will be deemed to have issued the number of shares of common stock which it was entitled to issue upon such exercise.

Award Types:	• Incentive and nonstatutory stock options • Stock appreciation rights (“SARs”) • Restricted stock awards • RSU awards • Dividend equivalent rights
Vesting:	Determined by our Board or a committee designated by our Board, subject to a minimum 12-month vesting schedule.
Repricing:	Repricing of outstanding stock awards is not permitted without the approval of the Company’s stockholders, except for certain proportionate capitalization adjustments as set forth in the 2018 Plan.
2018 Plan, as amended, Termination Date:	March 31, 2031
Administration
In accordance with the terms of the 2018 Plan, as amended, our Board has authorized our Compensation Committee to administer the 2018 Plan. The Compensation Committee may delegate part of its authority and powers under the 2018 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934. In accordance with the provisions of the 2018 Plan, our Compensation Committee determines the terms of awards, including:
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which employees, directors and consultants will be granted awards;

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the number of shares subject to each award;

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the vesting provisions of each award;

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the termination or cancellation provisions applicable to awards; and

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all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2018 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.
Available Shares
Subject to adjustment upon certain corporate transactions or events, including the reverse stock split described in Proposal 1, if approved and implemented, a maximum of 7,050,000 shares of our common stock may be issued under the 2018 Plan, as amended. Any shares covered by an award that is forfeited, canceled, or expires shall be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2018 Plan, as amended. Shares that actually have been issued under the 2018 Plan, as amended, pursuant to an award shall not be returned to the 2018 Plan, as amended, and shall not become available for future issuance under the 2018 Plan, as amended, other than unvested shares that are forfeited or repurchased by the Company. In the event any option or other award granted under the 2018 Plan, as amended, is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2018 Plan, as amended. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of an SAR, then we shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares of common stock which we were entitled to issue upon such exercise. Shares of common stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options shall not be available for awards under the 2018 Plan, as amended.
Minimum Vesting Period
All awards will be subject to a minimum twelve month vesting schedule from the applicable date of grant such that no portion of any such award will vest or become exercisable prior the first anniversary of the date of grant of the award. Notwithstanding this minimum vesting requirement, the plan administrator retains discretionary authority to accelerate the vesting of awards under the 2018 Plan, as amended.
Dividends
No dividend or dividend equivalent will be paid on any unvested award, although the plan administrator may provide in an award agreement that dividends with respect to unvested portions of awards may accrue and be paid when and if the awards vest and shares are actually issued to the grantee.
Eligibility and Types of Awards
The 2018 Plan, as amended, permits us to grant stock awards, including stock options, SARs, restricted stock, RSUs, and dividend equivalent rights to our employees, directors, and consultants.
The annual limit on the grant date fair value of awards to any non-employee director, together with any cash fees paid during the year, is $150,000, subject to certain exceptions for a non-executive chair of the Board.
Stock Options
A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Code, or a nonstatutory stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2018 Plan, as amended, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant (or 110% of the fair market value in the case of certain incentive stock options, as described below). Options granted under the 2018 Plan, as amended, will become exercisable at the rate specified by the plan administrator.
The plan administrator determines the term of the stock options granted under the 2018 Plan, as amended, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options shall terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) a broker-assisted cashless exercise, (c) the tender of common stock previously owned by the optionholder, (d) a net exercise of the option, (e) past or future services rendered, and (f) any combination of the foregoing methods of payment.
Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.
Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock (or any of our affiliates) may not be an incentive stock option unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.
Stock Appreciation Rights
SARs may be granted under the 2018 Plan, as amended, either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each SAR and the exercise price for an SAR, within the terms and conditions of the 2018 Plan, as amended, provided that the exercise price of an SAR cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of an SAR granted concurrently with a stock option, the number of shares of common stock to which the SAR relates will be reduced in the same proportion that the holder of the stock option exercises the related option.
The plan administrator determines whether to deliver cash in lieu of shares of common stock upon the exercise of an SAR. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of an SAR is determined by dividing (a) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (b) the fair market value of a share of common stock on the exercise date.
If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.
The exercise of an SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2018 Plan, as amended, on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a nonstatutory stock option immediately prior to such surrender.
Restricted Stock
Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.

Restricted Stock Units
An RSU is a right to receive stock, cash equal to the value of a share of stock, or other securities, or a combination of the three at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the RSU award, including the size of the RSU award, the consideration (if any) to be paid by the recipient, vesting schedule, and criteria and form (stock or cash) in which the award will be settled. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to us.
Dividend Equivalent Rights
Dividend equivalent rights entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of common stock.
Performance-Based Compensation
The 2018 Plan, as amended, establishes procedures for the Company to grant performance-based awards, meaning awards structured so that they will vest only upon the achievement of performance criteria, as set forth in the 2018 Plan, as amended, established by the plan administrator for a specified performance period. The plan administrator will establish the performance goals before the 90th day of the applicable performance period (or, if the performance period is less than a year, no later than the number of days which is equal to 25% of the performance period).
Stock Dividends and Stock Splits
If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, to reflect such subdivision, combination or stock dividend.
Corporate Transactions
Effective upon the consummation of a corporate transaction, all outstanding awards under the 2018 Plan, as amended, will terminate unless they are assumed in connection with the corporate transaction.
The plan administrator has the authority, exercisable either in advance of any actual or anticipated corporate transaction or at the time of an actual corporate transaction, and exercisable at the time of the grant of an award under the 2018 Plan, as amended, or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2018 Plan, as amended, and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a corporate transaction on such terms and conditions as the plan administrator may specify. The plan administrator may also condition any such award’s vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the holder of the award within a specified period following the effective date of the corporate transaction. The plan administrator may provide that any awards so vested or released from such limitations in connection with a corporate transaction shall remain fully exercisable until the expiration or sooner termination of the award.
Amendment and Termination
Our Board generally may amend, suspend, or terminate the 2018 Plan, as amended. However, it may not amend the 2018 Plan, as amended, without stockholder approval for certain actions, such as an increase in the number of shares reserved under the 2018 Plan, as amended, modifications to the provisions of the 2018 Plan, as amended, regarding the grant of incentive stock options, modifications to the provisions of the 2018 Plan, as amended, regarding the exercise prices at which shares may be offered pursuant to options, extension of the expiration date of the 2018 Plan, as amended, and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.
Tax Withholding
The plan administrator may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (c) delivering to the Company already-owned shares of common stock, (d) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (e) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (f) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2018 Plan, as amended.
Federal Income Tax Considerations
The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2018 Plan, as amended, and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2018 Plan, as amended, should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.
Incentive Stock Options:	A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction. If a participant disposes of underlying shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally our Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (a) sales of the shares in a disqualifying disposition, (b) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (c) tax credits that may be available to participants subject to the alternative minimum tax.
Nonstatutory Stock Options:	Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (a) the exercise price is no less than the fair market value of the stock on the date of grant, and (b) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.
Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.
Stock Appreciation Rights:	A participant will not normally recognize taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation).
Restricted Stock:	A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (a) the date the shares become transferable, (b) the date the shares are no longer subject to a substantial risk of forfeiture, or (c) the date the shares are acquired if the participant makes a timely election under Code

Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Our Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.
Restricted Stock Units:	A participant will not normally recognize taxable income upon receipt of an RSU award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and/or the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.Our Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.
Dividend Equivalent Rights:	A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. Our Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.
Other Awards:	Our Company generally will be entitled to an income tax deduction in connection with an award under the 2018 Plan, as amended, in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests, or becomes nonforfeitable, unless the award provides for a further deferral.
Section 409A:	Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. Most awards granted under the 2018 Plan, as amended, will be designed to qualify for an exception from the requirements of Section 409A. Certain awards under the 2018 Plan, as amended, however, may be subject to the requirements of Section 409A in form and in operation. Awards that are subject to Section 409A will generally be designed to meet the conditions under Section 409A for avoiding the adverse tax consequences resulting from a failure to comply with Section 409A. If an award under the 2018 Plan, as amended, is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received.
Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

Impact of Section 162(m) on Tax Deductibility of Awards Under the 2018 Plan, as Amended:	Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, and our other most highly compensated officers. Compensation attributable to awards under the 2018 Plan, as amended, either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.
Plan Benefits
Since the adoption of the 2018 Plan through December 2, 2024, we have granted the following stock options under the 2018 Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our common stock.
Name and Position	Number of shares subject to Stock Options and RSUs
Named Executive Officers
Michael Rowe Chief Executive Officer and Director	920,687
Bren Kern Chief Operating Officer	220,000
All current executive officers as a group	1,140,687
All current directors who are not executive officers, as a group	2,192,658
All employees, including all current officers who are not executive officers	1,143,812
New Plan Benefits
The amounts of future grants under the 2018 Plan are not determinable and will be granted at the sole discretion of the Compensation Committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the 2018 Plan or the amount or types of any such awards.
On December 11, 2024, the closing price per share of our common stock was $0.093 as reported by Nasdaq.

PROPOSAL 3: APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635(D), OF THE POTENTIAL ISSUANCE OF UP TO AN AGGREGATE OF 73,029,273 SHARES OF COMMON STOCK UPON EXERCISE OF THE PURCHASE WARRANTS ISSUED BY THE COMPANY PURSUANT TO THE PURCHASE AGREEMENTS.
Background
On September 24, 2024, the Company entered into a securities purchase agreement (the “September Purchase Agreement”) with an institutional investor, pursuant to which the Company agreed to sell, in a registered direct offering (the “September Offering”), 8,630,000 shares of common stock, pre-funded warrants to purchase up to 65,653 shares of common stock (the “September Pre-Funded Warrants”) and warrants to purchase up to 8,695,653 shares of common stock (the “September Warrants”). The combined offering price for each share of common stock and accompanying September Warrant was $0.46. The combined offering price for each September Pre-Funded Warrant and accompanying September Warrant was $0.4599, which was equal to the purchase price per share in the September Offering, minus the exercise price of $0.0001. The gross proceeds to the Company from the September Offering were approximately $4.0 million, before deducting placement agent fees and other offering expenses payable by the Company. The September Offering was completed on September 30, 2024.
The September Warrants will be exercisable upon receipt of approval of the Company’s stockholders in accordance with the applicable rules and regulations of Nasdaq, and may be exercised for five years from the initial exercisability date at an exercise price of $0.50 per share. The exercise price and number of shares of common stock issuable upon exercise of the September Warrants will be subject to adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock. A holder may not exercise any portion of such holder’s September Warrants to the extent that the holder would own more than 4.99% of our outstanding common stock immediately after exercise (unless the holder otherwise elects a limitation of 9.99%).
On November 24, 2024, the Company entered into a securities purchase agreement (the “November Purchase Agreement”) with an institutional investor, pursuant to which the Company agreed to sell, in a registered direct offering (the “November Offering”), 9,000,000 shares of common stock, pre-funded warrants to purchase up to 3,081,785 shares of common stock (the “November Pre-Funded Warrants”) and warrants to purchase up to 24,163,570 shares of common stock (the “November Warrants”). The combined offering price for each share of common stock and accompanying November Warrants was $0.1076. The combined offering price for each November Pre-Funded Warrant and accompanying November Warrants was $0.1075, which was equal to the purchase price per share in the November Offering, minus the exercise price of $0.0001. The gross proceeds to the Company from the November Offering were approximately $1.3 million, before deducting placement agent fees and other offering expenses payable by the Company. The November Offering was completed on November 26, 2024.
The November Warrants will be exercisable upon receipt of approval of the Company’s stockholders in accordance with the applicable rules and regulations of Nasdaq, and may be exercised for five years from the initial exercisability date at an exercise price of $0.1076 per share. The exercise price and number of shares of common stock issuable upon exercise of the November Warrants will be subject to adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock. A holder may not exercise any portion of such holder’s November Warrants to the extent that the holder would own more than 4.99% of our outstanding common stock immediately after exercise (unless the holder otherwise elects a limitation of 9.99%).
On December 5, 2024, the Company entered into a securities purchase agreement (the “December Purchase Agreement” and, together with the September Purchase Agreement and the November Purchase Agreement, the “Purchase Agreements”) with an institutional investor, pursuant to which the Company agreed to sell, in a registered direct offering (the “December Offering” and, together with the September Offering and the November Offering, the “Offerings”), 11,000,000 shares of common stock, pre-funded warrants to purchase up to 9,085,025 shares of common stock (the “December Pre-Funded Warrants”) and warrants to purchase up to 40,170,050 shares of common stock (the “December Warrants” and, together with the September Warrants and the November Warrants, the “Purchase Warrants”). The combined offering price for each share of common stock and accompanying December Warrants was $0.0969. The combined offering price for each December Pre-Funded Warrant and accompanying December Warrants was $0.0968, which was equal to the purchase price per share in the December Offering, minus the exercise price of $0.0001. The gross proceeds to the Company from the December Offering were approximately $1.95 million, before deducting placement agent fees and other offering expenses payable by the Company. The December Offering was completed on December 9, 2024.
The December Warrants will be exercisable upon receipt of approval of the Company’s stockholders in accordance with the applicable rules and regulations of The Nasdaq Capital Market, and may be exercised for five years from the initial exercisability date at an exercise price of $0.0969 per share. The exercise price and number of shares of common stock issuable upon exercise of the December Warrants will be subject to adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock. A holder may not exercise any portion of such holder’s December Warrants to the extent that the holder would own more than 4.99% of our outstanding common stock immediately after exercise (unless the holder otherwise elects a limitation of 9.99%).
Why We Need Stockholder Approval
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities. Under Nasdaq’s rules, when an issuance includes common stock (or the equivalent) and warrants, it is necessary to attribute a value of $0.125, plus any amount that the warrant is currently in the money or could be in the money due to adjustments, such as for price protection, to each warrant for purposes of determining whether the common stock portion is at a discount.
Stockholder approval is required as (i) the Offerings, which occurred within six months of each other, did not constitute public offerings under the Nasdaq Listing Rules; (ii) although the purchase price of the Purchase Warrants in each respective Offering satisfied Nasdaq’s rules, when aggregated, the Purchase Warrants were considered by Nasdaq to be issued at a discount because the combined purchase price of each share of common stock and accompanying Purchase Warrants was not at least $0.125 above the Minimum Price (as defined in Nasdaq Listing Rule 5635(d).the Purchase Warrants); and (iii) the Offerings, when aggregated, resulted in the issuance of more than 20% of the common stock outstanding immediately prior to the September Offering. Immediately prior to the September Offering, we had 77,745,958 shares of common stock issued and outstanding.
Accordingly, in order to satisfy Nasdaq listing Rule 5635(d), stockholder approval is required for the potential issuance of up to an aggregate of 73,029,273 shares of common stock underlying the Purchase Warrants. We agreed to hold an annual or special meeting of stockholders in order to seek such approvals (i) in the case of the September Warrants and the November Warrants, by January 31, 2025, and (ii) in the case of the December Warrants, on or prior to the date that is 90 days after the issuance thereof.
Potential Effects of Approval of this Proposal
If approved, this Proposal 3 could result in the issuance of up to 73,029,273 shares of common stock upon the exercise of the Purchase Warrants subject to their respective beneficial ownership limitations. The common stock issuance amount upon the exercise of the Purchase Warrants is subject to adjustment in proportion to a stock split or reverse stock split, including pursuant to the Reverse Stock Split Amendment, if approved and implemented. A concentration of ownership could adversely affect the prevailing market price and liquidity for the shares of common stock. Holders of our common stock or securities convertible into common stock could experience substantial dilution of their interests as a result of such exercise and could own or come to own a smaller percentage of our outstanding shares of common stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of the shares of common stock. In addition, upon issuance of shares of common stock upon the exercise of the

Purchase Warrants there would be a greater number of shares of our common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our common stock.
If this Proposal 3 is approved and the Purchase Warrants are exercised for cash, we will receive proceeds of up to an additional approximately $10.84 million, before giving effect to any beneficial ownership limitations contained in the Purchase Warrants, which may have the effect of limiting the Purchase Warrant holders’ ability to exercise the Purchase Warrants in full, or at all. Any such additional proceeds would allow us to continue to execute upon our current business plan.
Potential Effects of Non-Approval of this Proposal
The Company is not seeking the approval of stockholders to authorize its entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.
The failure of our stockholders to approve this Proposal 3 and the resulting inability of investors to exercise the Purchase Warrants for cash may materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks significantly impairing the operations, assets and ongoing viability of the Company. The Company requires significant capital resources in order to continue to operate our business and conduct our exploration of strategic alternatives, and the Company’s limited liquidity could materially and adversely affect the Company’s business operations. The Company expects to continue to incur cash outflows from operations for the near future. These circumstances raise substantial doubt about the Company’s ability to continue as a going concern for at least one year from the third quarter of 2024. Implementation of the Company’s plans and its ability to continue as a going concern will depend on many factors, including the Company’s ability to successfully commercialize our products, competing technological and market developments, and the need to enter into collaborations with other companies. If the Company is unsuccessful in its operations to secure additional financing, or if any such incremental financing is not sufficient to fund its operations, it may be required to take additional measures to reduce costs in order to conserve its cash or to pursue strategic transactions.
If the Purchase Warrants are exercised for cash in full, we will receive proceeds of up to an additional approximately $10.84 million, before giving effect to any beneficial ownership limitations contained in the Purchase Warrants and described, below, which may have the effect of limiting the Purchase Warrant holders’ ability to exercise the Purchase Warrants in full, or at all. If the Purchase Warrants cannot be exercised, we will not receive any such proceeds. Loss of these potential funds could jeopardize our ability to execute our business plan or fund our operations.
Vote Required and Board’s Recommendation
Provided there is a quorum for the meeting, approval of the warrant exercise proposal requires the affirmative vote of a majority of the shares represented at the meeting which are entitled to vote on the proposal. Abstentions will have the same effect as a vote against this proposal. Under applicable exchange listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS APPROVAL OF THE STOCK ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE STOCK ISSUANCE PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1, 2 and 3.
We are asking our stockholders to vote on a proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 and 3.
Vote Required and Board’s Recommendation
Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 and 3 requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote on the matter either in person or by proxy at the Special Meeting. Abstentions will have the same effect as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1, 2 and 3.

OTHER MATTERS
The Board knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS
Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC and applicable Delaware law.
Under Rule 14a-8 under the Exchange Act, in order for a stockholder proposal (other than for director nominations) to be included in our proxy solicitation materials for the 2025 Annual Meeting of stockholders, it must be delivered to our principal executive offices located at 295 Madison Avenue, Suite 2400, New York, New York 10017 by January 3, 2025. To be considered for presentation at the 2025 Annual Meeting of stockholders, although not included in the proxy statement, proposals (other than for director nominations) must be delivered to our principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of our 2024 Annual Meeting; provided, however, that if the date of the 2025 Annual Meeting is more than 30 days before or 60 days after June 12, 2025, notice by the stockholder must be delivered not later than the close of business no earlier than the 120th day prior to the 2025 Annual Meeting or the later of (1) the 90th day prior to the 2025 Annual Meeting or (2) the 10th day following the first public announcement of the date of the 2025 Annual Meeting.
Delaware law permits any stockholder of record to nominate directors. Stockholders wishing to nominate a director must deliver written notice of the nomination either by personal delivery or by U.S. certified mail, postage prepaid, to the Corporate Secretary (i) with respect to an election to be held at an Annual Meeting of stockholders, not more than 90 and not less than 60 days before the meeting at which directors are to be elected, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the 10th business day following the date on which notice of such meeting is first given to stockholders. Stockholder notices must comply with Rule 14a-19 under the Exchange Act and set forth the specific information as more fully described in our amended and restated bylaws.
Management’s proxy holders for the next Annual Meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which the Company does not have notice prior to March 19, 2025 (or a reasonable time before we begin to distribute the proxy materials for the 2025 Annual Meeting of stockholders if the date of the 2025 Annual Meeting of stockholders is changed by more than 30 days from the one-year anniversary of this year’s Annual Meeting).
New York, New York
December 23, 2024

APPENDIX A
Form of Proxy Card
A-1

PROXYEYENOVIA, INC.Special Meeting of StockholdersJanuary 21, 2025 at 10:00 a.m., Eastern TimeThis proxy is solicited by the Board of Directors.The stockholder(s) hereby appoint(s) Michael Rowe and Bren Kern or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Eyenovia, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on January 21, 2025 and any adjournment or postponement thereof. The Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.convtr tN/2U256 by 11:59 p.m. ET on January 20, 2025. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. For fu-ther instructions on how to attend and vote at the Special Meeting of Stockholders, please see "How can 1 attend the Special Meeting?" in the Questions and Answers about the Special Meeting section of the Prow Statement.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.(Continued and to be marked, dated, and signed on the other side)·PLEASE DETACHALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. •Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement is available at:https:1Iweb.viewproxy.comlEYEN/2025SM

Please mark your votes like this BThe Board of Directors recommends that you vote FOR the following proposals:Proposal 1. To approve a proposed amendment to the Eyenovia. Inc.Proposal 2. To approve an amendment to the Eyenovia. Inc. Mended andAmended and Kestated ..:eruncate a Incorporation. as amended.nestated 2018 Omnitus Stock incentwe Han to reserve anto effect a reverse stock split of our issued and outstanding sharesadditional 350.0® shares of common stock for issuanceof common stock. at a ratio of between 1:40 ard 1:80 (thethereunder. which number would not be adjusted as a result ofReverse Stock Split Amendment').the Reverse Stock Spit Amendment, if such amendment isFOR ❑AG/MST OABSTAINapproved.FOR ❑AGAINST ❑ABSTAIN ❑Proposal 3. To approve, for purposes of Nasdaq Listing Rule 5635(d), he potential issuance of up o an aggregate of 73.029.273 shares of the Company's common stock won the exercise of the Purchase Warrants issued by the Company pursuant to the Purchase Agreements.FOR OAGANST ❑ABSTAIN OProposal S. To authorize an adjournment of the Special Meetng, if necessary, if a quorum is present. to solicit additional proxies if here are not sufficient votes in favor d Proposals 1.2. a 3.FOR ❑AGAINST ❑ABSTAIN ONote:Such other bushess that may properly come before he meeting.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney. emcutor. adrnhistrator. orotterMuciary. please give full title as such. Joint owners should each sign personally. AI holders must sign. If a corporation a partnership. please sign in full corporate or partnership name. by authorized officer.DO NOT PRINT IN THIS AREA(Stockholder Name & Address Data)Addess ChangelCanments: (If you noted any Address Changes and'or Comments above. please mark box.) ElVIRTUAL CONTROL NUMBER Date ssanattre Signature (Joint Owners)·PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. •VIRTUAL CONTROL NUMBER->1 PROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Special Meeting INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.comIEVENSM Have your proxy card available when you access the above website. Follow the prompts to vote your shares.TELEPHONE Vote Your Proxy by Phone:Call 1 (866) 402-3905Use any touch-tone telephone to vote your proxy. Have your proxy card available when you :all. Foltaw the voting instructicns tovote your shares.MAILVote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

APPENDIX B
FORM OF CERTIFICATE OF AMENDMENT TO EFFECT REVERSE STOCK SPLIT
Eyenovia, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Eyenovia, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:
1.
The name of the Corporation is Eyenovia, Inc.

2.
The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 29, 2018, and thereafter, Certificates of Amendment were filed on June 12, 2018 and June 12, 2024 with the Secretary of State of the State of Delaware.

3.
The Corporation’s Certificate of Incorporation, as amended, is hereby further amended by adding the following paragraph as the second paragraph of Section 4.1:

“Upon effectiveness of this Certificate of Amendment (the “Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that each [    ] ([    ]) shares of issued Common Stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued as a result of the reverse stock split. Instead, any stockholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of our Common Stock multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split. Notwithstanding the foregoing, the Corporation shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the reverse stock split or cash in lieu of fractional shares, if any, unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”
4.
The Amendment of the Amended and Restated Certificate of Incorporation, as amended, herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.
This Certificate of Amendment shall be effective on January   , 2025 at 12:00 p.m., Eastern Time.

B-1

APPENDIX C
EYENOVIA, INC.
AMENDED AND RESTATED
2018 OMNIBUS STOCK INCENTIVE PLAN, AS AMENDED
2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on March 6, 2018 and June 11, 2018, respectively
Amendment to 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on April 5, 2019 and June 11, 2019, respectively
Amendment and Restatement of 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on April 7, 2020 and June 30, 2020, respectively
Amendment to Amended and Restated 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on March 31, 2021 and June 16, 2021, respectively
Amendment to Amended and Restated 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on February 28, 2022 and June 16, 2022, respectively
Amendment to Amended and Restated 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on March 6, 2023 and June 27, 2023, respectively
Amendment to Amended and Restated 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on December 3, 2024 and January 11, 2025, respectively
1.   Purposes of the Plan.   The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business.
2.   Definitions.   The following definitions shall apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.
(a)   “Administrator” means the Plan Administrator as described in Section 4.
(b)   “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Delaware, and, to the extent other than Delaware, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
(c)   “Assumed” means, with respect to an Award, that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.
(d)   “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.
(e)   “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
(f)   “Board” means the Board of Directors of the Company.
(g)   “Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:
(i)   that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related

Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or
(ii)   in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the Grantee’s failure to follow the reasonable instructions of the Board or such Grantee’s direct supervisor, which failure, if curable, is not cured within 10 days after notice to such Grantee or, if cured, recurs within 180 days.
(h)   “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.
(i)   “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan in accordance with Section 4(a) below.
(j)   “Common Stock” means the Company’s voting common stock, $0.0001 par value per share.
(k)   “Company” means Eyenovia, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.
(l)   “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
(m)   “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan shall include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option beginning on the day three months and one day following the expiration of such three month period.
(n)   “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)   a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
(ii)   the sale, transfer or other disposition of all or substantially all of the assets of the Company;
(iii)   the complete liquidation or dissolution of the Company;
(iv)   any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or
(v)   acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.
(o)   “Data” has the meaning set forth in Section 22 of this Plan.
(p)   “Director” means a member of the Board or the board of directors of any Related Entity.
(q)   “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.
(r)   “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.
(s)   “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.
(t)   “Effective Date” has the meaning set forth in Section 15 below.
(u)   “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to make such person an “Employee” of the Company or a Related Entity.
(v)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(w)   “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i)   If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq Global Select Market, The Nasdaq Global Market, or The Nasdaq Capital Market of The Nasdaq Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)   If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)   In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.
(x)   “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
(y)   “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(z)   “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(aa)   “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(bb)   “Option” means an option to purchase one or more Shares pursuant to an Award Agreement granted under the Plan.
(cc)   “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(dd)   “Performance Period” means the time period during which specified performance criteria must be met in connection with vesting of an Award as determined by the Administrator, as described in Section 6(d) below.
(ee)   “Plan” means this Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan, as the same may be amended from time to time.
(ff)   “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than 30 days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.
(gg)   “Related Entity” means any Parent or Subsidiary of the Company.
(hh)   “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ii)   “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.
(jj)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
(kk)   “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.
(ll)   “Section 409A” means Section 409A of the Code, the Treasury Regulations and other guidance issued thereunder by the United States Department of the Treasury (whether issued before or after the Effective Date), and all state laws of similar effect.
(mm)   “Share” means a share of the Common Stock.
(nn)   “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(oo)   “Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.
3.   Stock Subject to the Plan.
(a)   Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 7,050,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.
(b)   Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for Awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(1), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of Shares which it was entitled to issue upon such exercise, notwithstanding that cash was issued in lieu of such Shares. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for Awards under the Plan.
4.   Administration of the Plan.
(a)   Plan Administrator.
(i)   Administration with Respect to Directors and Officers.   With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)   Administration With Respect to Consultants and Other Employees.   With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and may or may not be composed of members of the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
(b)   Multiple Administrative Bodies.   The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.
(c)   Powers of the Administrator.   Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
(i)   to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
(ii)   to determine whether and to what extent Awards are granted hereunder;
(iii)   to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
(iv)   determine the vesting schedule applicable to all Awards under the Plan, provided, however, that in any event the minimum vesting period for all Awards granted under the Plan after the Effective Date will be at least 12 months from the applicable date of grant such that no portion of any such Award will vest or become exercisable prior to the first anniversary of the date of grant of such Award;
(v)   to determine the type, terms and conditions of any Award granted hereunder;
(vi)   to accelerate vesting on any Award or to waive any forfeiture restrictions applicable thereto (notwithstanding the minimum vesting requirement set forth in Section 2(c)(iv) above), or to waive any other limitation or restriction with respect to an Award;
(vii)   to approve forms of Award Agreements for use under the Plan;
(viii)   to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;
(ix)   to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;
(x)   to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;
(xi)   to institute an option exchange program;
(xii)   to make other determinations as provided in this Plan; and
(xiii)   to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d)   Indemnification.   In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within 30 days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.
5.   Eligibility.   Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company or any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.
6.   Terms and Conditions of Awards.
(a)   Types of Awards.   The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such Awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two or more of them in any combination or alternative.
(b)   Designation of Award.   Each Award shall be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, any portion of an Option designated as an Incentive Stock Option that exceeds the $100,000 limitation of Section 422(d) of the Code will be treated as a Non-Qualified Stock Option. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option shall be a Non-Qualified Stock Option.
(c)   Conditions of Award.   Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule (subject to the limitation set forth in Section 2(c)(iv) above), repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d)   Performance-Based Awards.   The Administrator may include in an Award provisions such that the vesting or other realization of an Award by a Grantee will be subject to the achievement of certain performance criteria as the Administrator may determine over the course of a Performance Period determined by the Administrator.
(i)   The performance criteria will be established by the Administrator and may include any one of, or combination of, the following criteria:
(A)   Net earnings or net income (before or after taxes);
(B)   Earnings per share;
(C)   Net sales growth;
(D)   Net operating profit;
(E)   Return measures (including, but not limited to, return on assets, capital, equity, or sales);
(F)   Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
(G)   Cash flow per share;
(H)   Earnings before or after taxes, interest, depreciation, and/or amortization;
(I)   Gross or operating margins;
(J)   Productivity ratios;
(K)   Share price (including, but not limited to, growth measures and total stockholder return);
(L)   Expense targets or ratios;
(M)   Charge-off levels;
(N)   Improvement in or attainment of revenue levels;
(O)   Margins;
(P)   Operating efficiency;
(Q)   Operating expenses;
(R)   Economic value added;
(S)   Improvement in or attainment of expense levels;
(T)   Improvement in or attainment of working capital levels;
(U)   Debt reduction;
(V)   Capital targets;
(W)   Regulatory, clinical or manufacturing milestones; and
(X)   Consummation of acquisitions, dispositions, projects or other specific events or transactions.
(ii)   Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable. Performance objectives may be adjusted for material items not originally contemplated in establishing the performance target for items resulting from discontinued operations, extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or unusual items. Performance measures may vary from Award to Award, and from Grantee to Grantee, and may be established on a standalone basis, in tandem or in the alternative. The Administrator will have the authority to impose such other restrictions on as it may deem necessary or appropriate to ensure that performance-based Awards under this Section 6(d) satisfy all requirements of the Applicable Laws.
(iii)   Before the 90th day of the applicable Performance Period (or, if the Performance Period is less than one year, no later than the number of days which is equal to 25% of such Performance Period), the Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of the such criteria.
(iv)   Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Awards for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award for a Performance Period only if the performance criteria for such Performance Period are achieved. In determining the amounts earned by a Grantee pursuant to an Award issued pursuant to this Section 6(d), the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.
(v)   Payment of the Award to a Grantee shall be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.
(e)   Acquisitions and Other Transactions.   The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.
(f)   Deferral of Award Payment.   The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
(g)   Separate Programs.   The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.
(h)   Early Exercise.   An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
(i)   Term of Award.   The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than 10 years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.
(j)   Transferability of Awards.   Unless the Administrator provides otherwise, no Award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.
(k)   Time of Granting Awards.   The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.
(l)   Stock Appreciation Rights.   An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any Grantee shall relate to such number of Shares as shall be determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing:
(i)   the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (A) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (B) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by
(ii)   the Fair Market Value of a Share on the exercise date.
In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(1) shall be deemed to have been converted into a Non-Qualified Stock Option immediately prior to such surrender.
(m)   Non-Employee Director Award Limits.   The maximum number of Shares subject to Awards granted during a single fiscal year to any non-employee Director, taken together with any cash fees paid during the fiscal year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $150,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.
7.   Award Exercise or Purchase Price, Consideration and Taxes.
(a)   Exercise or Purchase Price.   The exercise or purchase price, if any, for an Award shall be as follows.
(i)   In the case of an Incentive Stock Option:
(1)   granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant; or
(2)   granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.
(ii)   In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.
(iii)   In the case of other Awards, such price as is determined by the Administrator.
(iv)   Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award and the Applicable Laws.
(b)   Consideration.   Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:
(i)   cash;
(ii)   check;
(iii)   surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;
(iv)   with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;
(v)   with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vi)   past or future services actually or to be rendered to the Company or a Related Entity; or
(vii)   any combination of the foregoing methods of payment.
The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(vii), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.
8.   Notice to Company of Disqualifying Disposition.   Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.
9.   Tax Withholding.
(a)   Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.
(b)   The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:
(i)   paying cash;
(ii)   electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;
(iii)   delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;
(iv)   selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;
(v)   retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or
(vi)   any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.
The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.
10.   Rights As a Stockholder.
(a)   Restricted Stock.   Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect to any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto). No dividends or Dividend Equivalent Rights will be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

(b)   Other Awards.   In the case of Awards other than Restricted Stock, a Grantee will not have any rights of a stockholder, nor will dividends or Dividend Equivalent Rights accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).
11.   Exercise of Award.
(a)   Procedure for Exercise.
(i)   Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.
(ii)   An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).
(b)   Exercise of Award Following Termination of Continuous Service.   In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.
(c)   Disability of Grantee.   In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within 12 months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.
(d)   Death of Grantee.   In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the 12 month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within 12 months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.
(e)   Extension if Exercise Prevented by Law.   Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award shall remain exercisable until one month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.
12.   Conditions Upon Issuance of Shares; Manner of Issuance of Shares.
(a)   If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under any Applicable Law.
(b)   As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
(c)   Subject to the Applicable Laws and any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.
(d)   No fractional Shares shall be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.
13.   Adjustments.   Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.
14.   Corporate Transactions.
(a)   Termination of Award to Extent Not Assumed in Corporate Transaction.   Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are assumed in connection with the Corporate Transaction.
(b)   Acceleration of Award Upon Corporate Transaction.   The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction, and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.
(c)   Effect of Acceleration on Incentive Stock Options.   Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.
15.   Effective Date and Term of Plan.   This Plan was initially adopted by the Board on March 6, 2018 and was approved by the stockholders of the Company on June 11, 2018. A subsequent amendment to the Plan was adopted by the Board on April 5, 2019 and was approved by the stockholders of the Company on June 11, 2019. The Board approved the Plan, as amended and restated, on April 7, 2020 and the same was approved by the stockholders of the Company on June 30, 2020. The Board approved a subsequent amendment to the Plan on March 31, 2021 (the “Effective Date”). The Plan shall continue in effect for a period of 10 years from the Effective Date unless sooner terminated. The expiration of the Plan will not have the effect of terminating any Awards outstanding on such date, except as otherwise provided in the applicable Award Agreement.
16.   Amendment, Suspension or Termination of the Plan.
(a)   The Board may at any time suspend or terminate the Plan, or amend the Plan in any respect, except that it may not, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:
(i)   increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);
(ii)   modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;
(iii)   modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);
(iv)   extend the expiration date of the Plan; and
(v)   except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.
(b)   No Award may be granted during any suspension of the Plan or after termination of the Plan.
(c)   No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

17.   Reservation of Shares.
(a)   The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
(b)   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
18.   No Effect on Terms of Employment/Consulting Relationship.   The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.
19.   No Effect on Retirement and Other Benefit Plans.   Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.
20.   Information to Grantees.   The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.
21.   Electronic Delivery.   The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.
22.   Data Privacy.   The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.
23.   Application of Section 409A.   This Plan and Awards granted hereunder are intended to comply with the requirements of Section 409A, to the extent applicable. All Awards will be construed and administered such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies the requirements of Section 409A. If an Award is subject to Section 409A: (i) distributions will only be made in a manner and upon an event permitted under Section 409A, (ii) payments to be made upon a termination of employment will only be made upon a “separation from service” under Section 409A, (iii) payments to be made upon a Corporate Transaction will only be made upon a “change of control event” under Section 409A, and (iv) in no event will a Grantee, directly or indirectly, designate the calendar year in which a distribution is made, except in accordance with Section 409A. Each payment in any series of installment payments under an Award will be treated as a separate payment for purposes of Section 409A. Any Award granted under this Plan that is subject to Section 409A and that is to be distributed to a “specified employee” (as defined in Section 409A) upon a separation from service will be administered so that any distribution with respect to such Award will be postponed for six months following the date of the Grantee’s separation from service, if required by Section 409A. If a distribution is so delayed pursuant to Section 409A, the distribution will be paid within 30 days after the end of the six-month period or the Grantee’s death, if earlier. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures, or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee will be solely responsible for the tax consequences of Awards, and in no event will the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A. Although the Company intends to administer the Plan to prevent taxation under Section 409A, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.
24.   Unfunded Obligation.   Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
25.   Construction.   Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.